                                                                 EXHIBIT 3.i.(e)

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  IMC USA INC.

                                      *****

                    Adopted in accordance with the provisions
                  of Section 242 of the General Corporation Law
                            of the State of Delaware

                                      *****

          Rose Marie Williams, being the duly elected Secretary of IMC USA Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify as follows:

          FIRST:    That the Certificate of Incorporation of the Company be, and
hereby is, amended by deleting ARTICLE ONE in its entirety and substituting in lieu thereof a new ARTICLE ONE to read in its entirety as follows:

                                  "ARTICLE ONE

              The name of the corporation is IMC USA Holdings Inc."

          SECOND:   That the sole director of the Company approved the amendment by written consent pursuant to the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware and directed that such amendment be submitted to the sole stockholder of the Company for its consideration, approval and adoption thereof.

          THIRD:    That the sole stockholder of the Company approved the
amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

                                      *****

                                                                      [SEAL]

          IN WITNESS WHEREOF, I have hereunto subscribed my name this 28th day of November, 2001.

                                                   IMC USA INC.,
                                                   a Delaware corporation


                                                   By: /s/ Rose Marie Williams
                                                       -------------------------
                                                       Rose Marie Williams
                                                       Secretary

                                                                      [SEAL]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  IMC USA INC.

                                      *****

                    Adopted in accordance with the provisions
                  of Section 242 of the General Corporation Law
                            of the State of Delaware

                                      *****

          Rose Marie Williams, being the duly elected Secretary of IMC USA Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), does hereby certify as follows:

     FIRST:    That the Certificate of Incorporation of the Company be, and
     hereby is, amended by deleting the first paragraph in Article FOURTH in its entirety, all subsequent paragraphs remain unchanged, and substituting in lieu thereof a new first paragraph in Article FOURTH to read as follows:

          "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 2,500 shares of Common Stock, having no par value ("COMMON STOCK")."

     SECOND:   That the sole director of the Company approved the foregoing amendment by written consent pursuant to the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware and directed that such amendment be submitted to the sole stockholder of the Company for its consideration, approval and adoption thereof.

     THIRD:    That the sole stockholder of the Company approved the foregoing amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

                                      *****

          IN WITNESS WHEREOF, I have hereunto subscribed my name this 29th day of June, 2001.

                                                   IMC USA INC.,
                                                   a Delaware corporation

[SEAL]


                                                   By: /s/ Rose Marie Williams
                                                       -------------------------
                                                       Rose Marie Williams
                                                       Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                               OF IMC KALIUM LTD.

          The undersigned officer, Rose Marie Williams, Secretary, of IMC Kalium Ltd., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Company"), does hereby certify that:

1. Article One of the Certificate of Incorporation of the Company is hereby amended in its entirety as follows:

                                  "ARTICLE ONE

                  The name of the corporation is IMC USA Inc."

2. This Certificate of Amendment was duly adopted by sole director and the sole stockholder of the Company according to the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, I have hereunto subscribed my name this 23 day of JUNE, 2000.

                                                   IMC KALIUM LTD.


[SEAL]                                             By: /s/ Rose Marie Williams
                                                       -------------------------
                                                       Rose Marie Williams
                                                       Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             KALIUM CHEMICALS, LTD.

          The undersigned officers, John U. Huber and Rose Marie Williams, President and Assistant Secretary, respectively, of Kalium Chemicals, Ltd., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), do hereby certify that:

1. Article One of the Certificate of Incorporation of the Corporation is hereby amended in its entirety as follows:

                                  "ARTICLE ONE

                 The name of the corporation is IMC Kalium Ltd.

2. This Certificate of Amendment was duly adopted by the directors and sole stockholder of the Corporation according to the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, we have hereunto subscribed our names this 19th day of September, 1996.

                                                   KALIUM CHEMICALS, LTD.


[SEAL]                                             By:  /s/ John U. Huber
                                                        ------------------------
                                                        John U. Huber
                                                        President

Attest:


/s/ Rose Marie Williams
---------------------------
Rose Marie Williams
Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             KALIUM CHEMICALS, LTD.

          The undersigned officers, John U. Huber and Rose Marie Williams, President and Assistant Secretary, respectively, of Kalium Chemicals, Ltd., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), do hereby certify that:

1. Article One of the Certificate of Incorporation of the Corporation is hereby amended in its entirety as follows:

                                  "ARTICLE ONE

                 The name of the corporation is IMC Kalium Ltd.

2. This Certificate of Amendment was duly adopted by the directors and sole stockholder of the Corporation according to the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, we have hereunto subscribed our names this 19th day of September, 1996.

                                                   KALIUM CHEMICALS, LTD.


[SEAL]                                             By:  /s/ John U. Huber
                                                        ------------------------
                                                        John U. Huber
                                                        President

Attest:


/s/ Rose Marie Williams
---------------------------
Rose Marie Williams
Assistant Secretary

                           CERTIFICATE OF AMENDMENT TO

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             KALIUM CHEMICALS, LTD.

     Kalium Chemicals, Ltd. (the "Corporation"), a corporation duly organized and existing by virtue of the General Corporation Law of the State of Delaware ("GCL"), DOES HEREBY CERTIFY:

     1. That the Board of Directors of the Corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted resolutions proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation:

     RESOLVED: That Subsection (1) of ARTICLE SIXTH of the Restated Certificate of Incorporation of the Corporation be deleted, and in connection therewith, the following subsections be renumbered as indicated herein:
     Subsection (2) shall be renumbered Subsection (1); Subsection (3) shall be renumbered Subsection (2); Subsection (4) shall be renumbered Subsection
     (3); Subsection (5) shall be renumbered Subsection (4); and Subsection (6) shall be renumbered Subsection (5).

     FURTHER RESOLVED: That the preamble of the first sentence of Subsection (5) of ARTICLE SIXTH (as newly renumbered by this amendment) is hereby amended to read as follows:

          "The affirmative vote of not less than eighty percent (80%) of the directors shall be required in order to authorize the taking of any of the following actions by the Corporation:"

     The remainder of such Subsection (5) remains unaltered.

     2. That in lieu of a meeting and vote of the stockholders, the stockholders have given written consent to the above amendment in accordance with the provisions of Section 228 of the GCL.

     3. That the above amendment was duly adopted in accordance with the applicable provisions of Sections 242, 141(f), and 228 of the GCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Karen E. Nyman, its Vice President, and Rose Marie Williams, its Assistant Secretary, this 9th day of November, 1993.

                                                   Kalium Chemicals, Ltd.


                                                   By: /s/ Karen E. Nyman
                                                       -------------------------
                                                       Karen E. Nyman,
                                                       Vice President

Attested by:


/s/ Rose Marie Williams
---------------------------
Rose Marie Williams,
Assistant Secretary

    [SEAL]

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                             KALIUM CHEMICALS, LTD.

     KALIUM CHEMICALS, LTD., organized and existing under and by virtue of the General Corporation Law of the State of Delaware ("the "Corporation"), DOES HEREBY CERTIFY AS FOLLOWS:

     FIRST:    That the Board of Directors of the Corporation, by unanimous written consent of its members, filed with the minutes of the board, adopted resolutions proposing and declaring advisable the following amendments to the Restated Certificate of Incorporation:

     (i) That Article NINTH of the Restated Certificate of Incorporation is hereby amended in its entirety to read as follows:

          "NINTH:   (a)  The Corporation shall indemnify (i) any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, and (ii) any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, in each case to the fullest extent permissible under Section 145 of the Delaware General Corporation Law, as amended from time to time, or the indemnification provisions of any successor statute.

          (b) The foregoing provisions of this Article NINTH shall be deemed to be a contract between the

          Corporation and each director and officer who serves in such capacity at any time while this Article NINTH is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts. The foregoing rights of indemnification shall not be deemed exclusive of any other rights to which any director or officer may be entitled apart from the provisions of this Article NINTH. The Board of Directors in its discretion shall have power on behalf of the Corporation to enter into agreements with respect to the indemnification of any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was an employee, agent or otherwise acting on behalf of the Corporation or serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise."

     (ii) That Article TENTH of the Restated Certificate of Incorporation is hereby amended in its entirety to read as follows:

          "TENTH:   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after this Amendment to the Restated Certificate of Incorporation becomes effective to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

               Any repeal or modification of the provisions of this Article TENTH by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation with respect to any act or omission occurring prior to the effective date of such appeal or modification. In the event that any of the provisions of this Article TENTH (including any provision within a single sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law."

     SECOND:   That in lieu of a meeting and vote of stockholders, the sole stockholder of the Corporation has given its written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD:    That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Kalium Chemicals, Ltd. has caused this Certificate to be signed by Karen E. Nyman, its Vice President and by Mary Beth Vieha, its Assistant Secretary, this 28 day of June, 1991.

                                           KALIUM CHEMICALS, LTD.


                                           By:  /s/  Karen E. Nyman
                                                --------------------------------
                                                Karen E. Nyman, Vice President

ATTEST:


/s/ Mary Beth Vieha
-------------------------
Mary Beth Vieha, Assistant Secretary

    [SEAL]

                            CERTIFICATE OF AMENDMENT

                                       TO

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                S & P U.S., INC.

     S & P U.S., INC. (originally incorporated under the name S & P CANADA, INC. on August 18, 1987), a corporation duly organized and existing by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST:    That the Board of Directors of said Corporation, by unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation:

     RESOLVED: That the Restated Certificate of Incorporation of S & P U.S., INC. be amended by changing the Article thereof numbered FIRST so that, as amended such Article shall be and read as follows:

     "FIRST:   The name of the corporation is Kalium Chemicals, Ltd."

     FURTHER RESOLVED:   That the Restated Certificate of Incorporation of S & P
     U.S., INC. be amended by changing Subsection (b) of Section (1) of the Article thereof numbered FOURTH so that, as amended such subsection shall be and read as follows:

     "(b) "CORPORATION" shall mean Kalium Chemicals, Ltd."

     SECOND:   That in lieu of a meeting and vote of the sole stockholder, the sole stockholder has given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD:    That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242, 141(f) and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said S & P U.S., INC. has caused this certificate to be signed by Clifford J. Kelly, its President, and Dale W. Ward, its Secretary, this 29th of February, 1988.

                                           S & P U.S., INC.
                                           (f/k/a S & P CANADA, INC.)


                                           By: /s/ Clifford J. Kelly
                                               -------------------------
                                               Clifford J. Kelly,
                                               President

Attested by:


/s/ Dale W. Ward
--------------------
Dale W. Ward,
Secretary

    [SEAL]

                            CERTIFICATE OF CORRECTION

                                       OF

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF

                                S & P U.S., INC.

                        Pursuant to Section 103(f) of the
                        General Corporation Law of the State
                        of Delaware

     S & P U.S., INC. (formerly known as S & P Canada, Inc.), a corporation duly organized and existing by virtue of the General Corporation Law of the State of Delaware, and incorporated on August 18, 1987

     DOES HEREBY CERTIFY:

     FIRST:    The name of the corporation (hereinafter called "Corporation")
is S & P U.S., Inc.

     SECOND:   A Restated Certificate of Incorporation of the Corporation was
filed by the Secretary of State of Delaware on October 26, 1987.

     THIRD:    The Restated Certificate of Incorporation as so filed is an inaccurate record of the corporate action or was defectively or erroneously executed, sealed or acknowledged in that the name of the Corporation was incorrectly stated in Subsection (b) of Section (1) of Article FOURTH.

     FOURTH:   The Restated Certificate of Incorporation is corrected so that
Subsection (b) of Section (1) of Article FOURTH shall read as follows:

     "(b) "CORPORATION" shall mean S & P U.S., Inc."

     IN WITNESS WHEREOF, said S & P U.S., Inc. has caused this certificate to be signed by David W. Schoenberg, its Vice

President and attested to by John E. Lowe, its Assistant Secretary this 12th day of November, 1987.

                                           S & P U.S., INC.


                                           By: /s/  David W. Schoenberg
                                               ----------------------------
                                               David W. Schoenberg,
                                               Vice President

Attested by:


/s/ John E. Lowe
--------------------
John E. Lowe,
Assistant Secretary

    [SEAL]

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               S & P CANADA, INC.

     S & P CANADA, INC., a corporation duly organized and existing by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), and incorporated on August 18, 1987,

     DOES HEREBY CERTIFY:

       (I) That the Board of Directors of the Corporation, by unanimous written consent without a meeting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, adopted a resolution amending and restating the Corporation's Certificate of Incorporation in its entirety as follows:

     FIRST: The name of the corporation is S & P U.S., INC.

     SECOND: The address of its registered office in the State of Delaware is 229 South State Street, in the City of Dover 19901, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

     THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same may be amended from time to time ("GCL").

     FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, having no par value ("Common Stock").

     (1) As used in this Certificate of Incorporation, the following terms shall have the following meanings:

          (a)  "BOARD" shall mean the Board of Directors of the Corporation.

          (b)  "CORPORATION" shall mean KCL Holdings, Inc.

          (c) "SUBSIDIARY" shall mean any corporation at least 50% of whose outstanding voting stock shall at the time be owned directly or indirectly by the Corporation or by one or more Subsidiaries.

     (2) (a) Except as provided for in Subsection (b), each share of Common Stock shall entitle the holder thereof to one vote, in person or by proxy, at any and all meetings of the stockholders of the Corporation, on all propositions before such meetings.

          (b) At all stockholders' meetings at which directors of the Corporation are to be elected, each holder of Common Stock entitled to vote shall have as many votes as shall equal the number of shares of Common Stock owned by him, multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he may see fit.

          (c) The affirmative vote of the holders of not less than 85% of the outstanding Common Stock shall be required in order to authorize:

                (i) any amendment of this Article FOURTH or of Article SIXTH; or

               (ii) any amendment to the by-laws of the Corporation.

     FIFTH: The name and mailing address of the incorporator is T. M. Bonovich, 229 South State Street, Dover, Delaware 19901.


     SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          (1)  The number of directors of the Corporation shall be five.

          (2) The Board shall have power without the assent or vote of the stockholders to fix and vary the amount to be reserved for any proper purposes; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

          (3) The Board in its discretion may submit any contract or act theretofore approved by the Board for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

          (4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate, and to any by-laws from time to time made by the stockholders; provided, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

          (5) The stockholders shall have the sole power to adopt, alter, amend or rescind the by-laws of the Corporation

          (6) The affirmative vote of not less than four of the directors shall be required in order to authorize the taking of any of the following actions by the Corporation:

               (a) the termination of employment or modification of employment terms of any employee of the Corporation whose shares of Common Stock in the Corporation are subject to vesting pursuant to the provisions of any written Shareholders Agreement among the Corporation and its holders of shares of Common Stock prior to the fourth anniversary of closing of the Kalium asset acquisition from PPG Canada, Inc. and PPG Industries, Inc. unless the Corporation elects to value the shares of Common Stock owned by the individual whose employment is to be terminated on a fully vested basis;

               (b) the acquisition by the Corporation of any business which is substantially unrelated to the business of the Corporation, or the disposition by the Corporation of a material portion of the business conducted by the Corporation;

               (c) the redemption of any Common Stock other than pursuant to the provisions of any written Shareholders Agreement among the Corporation and its holders of shares of Common Stock;

               (d) the payment of any dividend (whether in cash or in kind) on the Common Stock, or the making of other distribution to the stockholders of the Corporation, other than:

                     (i) payments under a Tax Allocation Agreement with the
               parent of the consolidated group of which the Corporation is a member, and

                    (ii) payments of expenses incurred by stockholders on behalf of or for the benefit of the Corporation for which said stockholders are entitled to reimbursement;

               (e) without limiting the generality of subparagraph (d), the payment of any dividend or redemption of any stock which is prohibited under or is an event of acceleration under the terms of any loan or other agreement to which the Corporation is a party;

               (f) a merger of the Corporation or any Subsidiary where it is not the survivor (other than a merger of a Subsidiary into the Corporation or another Subsidiary), a merger of the Corporation where it is the survivor, but which results in a change to the capitalization of the Corporation, or a consolidation of the Corporation;

               (g) a sale of substantially all of the assets of the Corporation or of any Subsidiary;

               (h)  the liquidation of the Corporation;

               (i) any amendment to any Tax Allocation Agreement which shall be entered into between the Corporation and any corporation which is its parent for the purposes of filing consolidated Federal income tax returns;

               (j) the issuance of any additional shares of Common Stock or securities convertible into, or warrants for the issuance of Common Stock;

               (k)  any amendments to this Certificate of Incorporation; or

               (l) the termination or any amendment of any shareholders' agreement involving subsidiaries of the Corporation.

     SEVENTH:  The election of directors need not be by written ballot.

     EIGHTH:   Whenever a compromise or arrangement is proposed between this
Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

     NINTH:    The Corporation shall indemnify each director, officer, trustee, employee or agent of the Corporation and each person who is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise in the manner and to the extent provided in Section 145 of the GCL.

     TENTH:    To the fullest extent permitted by the GCL no director of the
Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that if the scope of elimination or limitation of personal liability of directors permitted by the GCL as now in effect is altered by amendment of GCL, nothing in this Article TENTH shall eliminate or limit the liability of a director (not otherwise eliminated prior to such amendment of the GCL) for any act or omission occurring prior to the date when such amendment of the GCL becomes effective.

      (II) That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     (III) That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 245, 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said S & P CANADA, INC. has caused this certificate to be signed by David W. Schoenberg, its Vice President and attested to by Norman
M. Gold, its Secretary this 23rd day of October, 1987.


                                           S & P CANADA, INC.


                                           By: /s/  David W. Schoenberg
                                               ----------------------------
                                               David W. Schoenberg,
                                               Vice President

Attested by:


/s/ Norman M. Gold
----------------------
Norman M. Gold,
Secretary

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

                          CERTIFICATE OF INCORPORATION

                                       OF

                               S & P CANADA, INC.

                                   ----------

          The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

          FIRST:    The name of the corporation (hereinafter called the
"corporation") is

               S & P Canada, Inc.

          SECOND:   The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 229 South State Street, City of Dover, County of Kent; and the name of the registered agent of the corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.

          THIRD:    The purpose of the corporation is to engage in any lawful
act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH:   The total number of shares of stock which the corporation
shall have authority to issue is One Million (1,000,000). The par value of each of such shares is Ten Cents ($.10). All such shares are of one class and are shares of Common Stock.

          FIFTH:    The name and the mailing address of the incorporator are as follows:

      NAME                          MAILING ADDRESS

T. M. Bonovich             229 South State Street, Dover, Delaware 19901

          SIXTH:    The corporation is to have perpetual existence.

          SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

          EIGHTH:   For the management of the business and for the conduct of
the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

          1. The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors which the corporation would have if there were no vacancies. No election of directors need be by written ballot.

          2. After the original or other By-Laws of the corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 190 of the General Corporation Law of the State of Delaware, and, after the corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the corporation may be exercised by the Board of Directors of the corporation; provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial By-Law or in a By-Law adopted by the stockholders entitled to vote of the corporation unless provisions for such classification shall be set forth in this certificate of incorporation.

          3. Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

          NINTH:    The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

          TENTH:    The corporation shall, to the fullest extent permitted by
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          ELEVENTH: From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article ELEVENTH.

Signed on August 18, 1987.

                                                     /s/ T. M. Bonovich
                                                 ---------------------------
                                                      T. M. Bonovich
                                                       Incorporator

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